SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2010

Regenicin, Inc
(Exact name of registrant as specified in its charter)

Nevada	333-146834	27-3083341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

470 Park Avenue South 16th Floor , New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212 518-8474

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance And Management

Item 5.03	Amendment to Articles of Incorporation or Bylaws

On October 27, 2010 a majority of our shareholders and our board of directors approved an amendment to Article 1 of our Articles of Incorporation to increase our total authorized common stock from 90,000,000 shares to 200,000,000 shares.  This amendment to our Articles of Incorporation is effective October 27, 2010.

We filed a Certificate of Amendment with the Nevada Secretary of State to record the amendment.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

SECTION 9 – Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regenicin, Inc

/s/ Randall McCoy
Randall Mcoy

Date: October 27, 2010